Exhibit 10.15(b)

FIRST AMENDMENT
TO THE
ARRAY DIGITAL INFRASTRUCTURE, INC.
2021 EXECUTIVE DEFERRED COMPENSATION INTEREST ACCOUNT PLAN

WHEREAS, Array Digital Infrastructure, Inc. (FKA United States Cellular Corporation) (the "Corporation") has adopted and maintains the Array Digital Infrastructure, Inc. 2021 Executive Deferred Compensation Interest Account Plan, as it may be amended from time to time (the "Plan"), for the benefit of its employees that are director-level or senior thereto;

WHEREAS, pursuant to Section 8.1 of the Plan, the Top Human Resources Officer of the Corporation (currently, the Senior Vice President and Chief Human Resources Officer) (the "Chief Human Resources Officer") may amend the Plan at any time and for any reason;

WHEREAS, the Board of Directors of the Corporation heretofore approved the amendment of the Corporation's employee benefit arrangements to reflect the change in the Corporation's name, and directed that officers of the Corporation execute and deliver such documents as necessary to reflect such name change in the Corporation's employee benefit arrangements; and

WHEREAS, the Chief Human Resources Officer desires to amend the Plan to reflect the change in the Corporation's name, to make certain changes in Plan governance, and in certain other minor respects.

NOW, THEREFORE, BE IT RESOLVED, that effective as of the date hereof or such other date set forth herein, the Plan hereby is amended as follows:

1.Effective August 1, 2025, the Plan hereby is renamed the "Array Digital Infrastructure, Inc. 2021 Executive Deferred Compensation Interest Account Plan," and each reference to the Plan name or title set forth therein hereby is amended accordingly.

2.Effective August 1, 2025, the Plan hereby is amended to replace each reference therein to "United States Cellular Corporation" with "Array Digital Infrastructure, Inc."

3.Effective October 31, 2017, the definition of "Elective Account Balance Plan" set forth in Article 2 hereby is amended to replace the reference to "TDS Telecommunications Corporation" with "TDS Telecommunications LLC."

4.The definition of "Plan Administrator" set forth in Article 2 hereby is amended in its entirety to read as follows:

"Plan Administrator" means the Top Human Resources Officer. References herein to the Plan Administrator also shall include any person or committee to whom the Plan Administrator has delegated any of his or her responsibilities hereunder to the extent of the delegation.

5.Section 6.1 hereby is amended to delete the penultimate sentence thereof.

6.Sections 6.2 and 6.3 hereby are amended to replace each reference therein to "Top Human Resources Officer" with "Plan Administrator."
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IN WITNESS WHEREOF, the undersigned has executed this First Amendment as of this 18 day of December, 2025.

/s/ AnnMarie I. Kreitzer
AnnMarie I. Kreitzer
Senior Vice President and Chief Human Resources Officer